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                                                                 EXHIBIT 10.1(6)

August 14, 1996


CHART HOUSE, INC., a Delaware corporation
115 South Acacia Avenue
Solana Beach, California 92075
Attn: William R. Kuntz, Jr.,
      Vice President, Chief Financial Officer and General Counsel


      Re:    Waiver of Specified Defaults; Amendment of Credit Agreement
             -----------------------------------------------------------

Ladies and Gentlemen:

     Reference is hereby made to that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 17, 1993 (as amended to date, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement) by and among Chart House, Inc. (the "Company"), the Guarantors, the Banks and Sanwa Bank California, as successor to The First National Bank of Boston, as the Agent for the Banks.

     There exist certain Defaults under the Credit Agreement consisting of the breach by the Company of certain financial covenants. The Company has requested the Agent and the Banks to waive such Defaults and the Agent and the Banks have agreed to do so on the terms and subject to the conditions set forth below:

     1.  Waiver.  On the terms and subject to the conditions set forth herein,
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effective as of the Effective Date (as defined in Paragraph 8 below), the Agent and each of the Banks hereby waive the Defaults existing under the Credit Agreement by virtue of the failure of the Company to have been in compliance with the financial covenants set forth in (S)11.7 and (S)11.32 thereof as of July 1, 1996.

     2.  Reduction of Revolving Credit Commitment Amount.  To reflect the
         -----------------------------------------------
agreement of the Agent, the Banks and the Company to the reduction of the Revolving Credit Commitment Amount, effective as of the Effective Date the definition of "Revolving Credit Commitment Amount" set forth in (S)1 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Revolving Credit Commitment Amount.  At any date of determination,
           ----------------------------------
     $24,000,000, as such amount is reduced pursuant to (S)2.2 and (S)6.4 hereof."

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     3.  Additional Financial Information.  Pursuant to subsection (g) of
         --------------------------------
(S)11.9 of the Credit Agreement, the Banks hereby request, and the Company hereby agrees to provide to the Banks, the following information:

         (a) No later than September 15, 1996, an updated forecast, by month, consisting of balance sheet, profit and loss and cash flow of the Parent and its consolidated Subsidiaries for each of September, October, November and December 1996; and

         (b) Within 30 days following the end of each fiscal quarter of the Parent, consolidated statements of income, balance sheets and cash flow statements of the Parent and its consolidated Subsidiaries, accompanied in each case by the Certificates referred to in subsections (c) and (d) of (S)11.9 of the Credit Agreement.

     4.  Use of Proceeds.  To reflect the agreement of the Company and the
         ---------------
Guarantors to restrict the use of proceeds of the Revolving Credit Loans, effective as of the Effective Date (S)11.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(S)11.3  Use of Revolving Credit Loan Proceeds.  The Company and the
                    -------------------------------------
     Guarantors shall use the proceeds of the Revolving Credit Loans to fund capital expenditures relating to the maintenance of existing properties and assets and completion of pending minor remodeling projects for which contractual commitments were made prior to August 14, 1996 and for working capital purposes."

     5.  Restriction on Capital Expenditures.  To reflect the agreement of the
         -----------------------------------
Company and the Parent to limit the dollar amount and nature of capital expenditures of the Parent and its Subsidiaries during calendar year 1996, effective as of the Effective Date (S)11.8 of the Credit Agreement is hereby amended to insert the following proviso immediately preceding the period in the last line thereof:

     "; provided, however, that notwithstanding anything contained herein, capital expenditures of the Parent and its Subsidiaries during the 1996 calendar year shall not exceed $11,000,000 in the aggregate and in no event shall at any time following August 15, 1996 funds of the Parent or any of its Subsidiaries, including, without limitation, proceeds of the Revolving Credit Loans, be utilized for capital expenditures other than expenditures for the purpose of the maintenance of existing properties and assets and completion of pending minor remodeling projects for which contractual commitments were made prior to August 14, 1996."

     6.  Approval of Disposition of Assets.  To reflect the agreement of the
         ---------------------------------
Agent and the Banks with respect to the sale of the assets of the recently closed Long Beach Chart House, effective as of the Effective Date:

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         (a) The Agent and the Banks hereby approve the sale thereof at not less than fair market value; and

         (b) The Agent and the Banks agree that the Net Proceeds of such sale need not be applied to reduce the principal balance of the Loans as required pursuant to (S)6.4 of the Credit Agreement.

     7.  Reaffirmation of Obligations; No Additional Waiver or Amendment.  The
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Company and the Parent and the Guarantors, by executing this letter in the space provided below, reaffirm all of their respective obligations under the Credit Agreement and the other Loan Documents and the Guaranties, as applicable, and all documents, instruments and agreements executed in connection therewith or otherwise relating thereto and acknowledge and agree that such obligations are not altered, modified or affected in any manner or to any extent except to the extent expressly provided herein. The Company, the Parent and the Guarantors further acknowledge that the waiver set forth in Paragraph 1 above is the sole waiver made by the Agent and the Banks with respect to the existence of Defaults (or possible occurrence or existence of additional Defaults or Events of Defaults) under the Credit Agreement and the other Loan Documents and the Guaranties, regardless of whether the Agent or the Banks are aware of, or would upon investigation have discovered, the existence of such additional Defaults or Events of Default.

     8.  Effective Date.  This letter agreement, including, without limitation,
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the waiver of the Agents and the Banks set forth in Paragraph 1 above, shall be effective on the date (the "Effective Date") upon which there shall have been delivered each of the following:

         (a) To the Agent for distribution to the Banks, a copy of this letter agreement, duly executed by all signatories set forth below (which may be counterpart originals); and

         (b) To the Agent for distribution to the Banks pro rata in accordance with their Commitment Percentages, a waiver fee in the amount of $25,000.

If the Effective Date shall not have occurred on or before August 15, 1996, then the agreements of the Agent and the Banks set forth herein shall, at the option of the Agent and the Banks as evidenced by written notice to such effect delivered by the Agent to the Company, terminate and be of no further force or effect.

     9.  Authorization; Representations and Warranties.  The Company, the Parent
         ---------------------------------------------
and the Guarantors hereby represent and warrant to the Agent and the Banks as follows:

         (a) The execution, delivery and performance of this letter agreement by the officers of each of said parties executing the same has been duly authorized by all

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necessary corporate action (each of said parties hereby committing to deliver to the Agent no later than 10 days following the Effective Date corporate resolutions and incumbency certificates evidencing the accuracy of such representation and warranty); and

         (b) Upon the Effective Date and after giving effect to the waiver set forth in Paragraph 1 above, all representations and warranties of the Company and the Guarantors contained in the Credit Agreement are accurate and complete in all material respects on and as of the Effective Date.

     10. Counterparts.  This letter agreement may be executed in counterparts,
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all of which taken together shall constitute one and the same instrument.

                         Very truly yours,

                         SANWA BANK CALIFORNIA,
                         as Agent and a Bank



                         By: /s/ DAVID L. BEALL
                            ------------------------------------------
                            David L. Beall, Vice President and Manager


                         THE FIRST NATIONAL BANK OF BOSTON,
                         as a Bank



                         By: /s/ THOMAS F. FARLEY, JR.
                            -------------------------------------
                         Name: Thomas F. Farley, Jr.
                              -----------------------------------
                         Title: Director
                               ----------------------------------


                         THE SUMITOMO BANK OF CALIFORNIA,
                         as a Bank



                         By: /s/ MATTHEW R. VAN STEENHUYSE
                            -------------------------------------
                         Name: Matthew R. Van Steenhuyse
                               ----------------------------------
                         Title: Vice President
                               ----------------------------------

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ACKNOWLEDGED AND AGREED TO
this 14 day of August, 1996


CHART HOUSE, INC.



By: /s/ WILLIAM R. KUNTZ, JR.
   ----------------------------
Name: William R. Kuntz, Jr.
     --------------------------
Title: Executive Vice President
      -------------------------


CHART HOUSE ENTERPRISES, INC.


By: /s/ WILLIAM R. KUNTZ, JR.
   ----------------------------
Name: William R. Kuntz, Jr.
     --------------------------
Title: Executive Vice President
      -------------------------


BIG WAVE, INC. (formerly known as Islands Restaurants, Inc.)


By: /s/ WILLIAM R. KUNTZ, JR.
   ----------------------------
Name: William R. Kuntz, Jr.
     --------------------------
Title: Vice President
      -------------------------

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